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                             SEC File No. 333-61831
                          Filed Pursuant to Rule 497(h)

                              PROSPECTUS SUPPLEMENT
       (to Prospectus dated July 1, 2004, as supplemented August 4, 2004)

                              ING PRIME RATE TRUST
                   2,625,016.000 Shares Of Beneficial Interest

On August 13, 2004, ING Prime Rate Trust (the "Trust") sold 2,625,016.000 shares of beneficial interest of the Trust through a privately negotiated transaction pursuant to a Distribution Agreement with ING Funds Distributor LLC at a sales price of $7.619 per share.

          Gross Proceeds                                $19,999,996.90
          Commission                                    $         0.00
          Net Proceeds to Trust                          19,999,996.90

On August 12, 2004, the last day of the corresponding pricing period, the last reported sales price of the Shares on the NYSE was $8.06.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
        COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
          STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS
     PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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The date of this Prospectus Supplement is August 17, 2004.